UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014 (January 22, 2014)

DJO Finance LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Decision Street

Vista, CA 92081

(Address of principal executive offices, including zip code)

(760) 727-1280

(Registrant’s telephone number including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.02	Results of Operations and Financial Condition.

On January 22, 2014, DJO Finance LLC (“DJOFL” or the “Company”) issued a press release, in anticipation of its upcoming National Sales Meeting, announcing its preliminary sales for the fourth quarter and fiscal year ended December 31, 2013. These sales results remain subject to adjustment as the Company completes its year-end financial closing process and the annual audit of its financial statements. The full text of that release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

The information furnished pursuant to this Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of DJOFL’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless DJOFL expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01.	Regulation FD Disclosure.

The information set forth under Item 2.02 “Results of Operations and Financial Condition” is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

99.1	Press release dated January 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DJO FINANCE LLC

Date: January 28, 2014

	By:	/s/ DONALD M. ROBERTS
	Name:	Donald M. Roberts
	Title:	Executive Vice President
& General Counsel